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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 4, 2005

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-20981                  33-0485994
 (State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)

               5958 Priestly Drive
               Carlsbad, California                               92008
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On August 4, 2005, Document Sciences Corporation issued a press release to report its financial results for the year and second fiscal quarter of 2005. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

       The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits:

       The following exhibit is furnished with this Current Report on Form 8-K:

       Exhibit Number    Description of Exhibit
       --------------    -------------------------------------------------------
            99.1         Press release, dated August 4, 2005, reporting
                         Document Sciences Corporation's financial results for the second fiscal quarter of 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2005

                                       DOCUMENT SCIENCES CORPORATION

                                       By:    /s/ John L. McGannon
                                              ----------------------------------
                                       Name:  John L. McGannon
                                       Its:   President, Chief Executive Officer
                                              and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    --------------------------------------------------------------
99.1              Press release, dated August 4, 2005, reporting Document
                  Sciences Corporation's financial results for the year and second fiscal quarter of 2005.

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